UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2014

ADVANCED CANNABIS SOLUTIONS, INC.

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	20-8096131
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4445 Northpark Drive, Suite 102, Colorado Springs, CO	80907
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (719) 590-1414

(Former name or former address, if changed since last report)

Copies to:

Gregory Sichenzia, Esq.

Arthur S. Marcus, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway – 32nd Floor

New York, NY 10006

(212) 930-9700

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 29, 2014, Roberto Lopesino submitted his resignation as Vice President of Advanced Cannabis Solutions, Inc. (the “Company”), and the Company accepted Mr. Lopesino’s resignation on October 29, 2014. The resignation is not in connection with any known disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 30, 2014

Advanced Cannabis Solutions, Inc.

By:	/s/ Robert Frichtel
Name:	Robert Frichtel
Title:	Chief Executive Officer